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                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated March 9, 2001, included in this Form 10-K, into Gables Realty Limited Partnership's previously filed Registration Statements on Form S-3 (File Nos. 333-30093 and 333-68359).


/s/ Arthur Andersen LLP

Atlanta, Georgia
March 26, 2001